Shore Bancshares Reports First Quarter 2017 Financial Results

EASTON, Md., April 20, 2017 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ: SHBI) reported net income of $2.800 million or $0.22 per diluted common share for the first quarter of 2017, compared to net income of $2.495 million or $0.20 per diluted common share for the fourth quarter of 2016, and net income of $2.460 million or $0.19 per diluted common share for the first quarter of 2016.

When comparing the first quarter of 2017 to the fourth quarter of 2016, the primary reason for the improved results was a $753 thousand increase in noninterest income partially offset by an increase in noninterest expense of $427 thousand. When comparing the first quarter of 2017 to the first quarter of 2016, the primary reasons for the improved results were increases in net interest income of $690 thousand and noninterest income of $268 thousand, partially offset by an increase in noninterest expenses of $314 thousand.

"We are pleased to report our continuing improved earnings over the linked quarter and the first quarter of 2016," said Lloyd L. "Scott" Beatty, Jr., President and Chief Executive Officer. "2017 is off to a great start as we outpaced loan growth goals for the quarter and increased deposits by $4.1 million, since December 31, 2016. The next few months will be an exciting time for Shore United Bank as we have already opened a new loan production office in West Ocean City, MD and will be expanding our market with three new branches in the greater metropolitan area of Baltimore, MD in May."

Balance Sheet Review
Total assets were $1.167 billion at March 31, 2017, a $6.6 million, or less than 1%, increase when compared to $1.160 billion at the end of 2016. The increase in total assets included increases in gross loans of $20.3 million and investment securities of $14.1 million, almost entirely funded by a decrease in interest-bearing deposits with other banks of $27.4 million.

Total deposits increased $4.1 million, or less than 1%, when compared to December 31, 2016. The increase in total deposits was mainly due to an increase in noninterest-bearing accounts of $5.0 million and money market and savings deposits of $6.7 million, which were offset by a decrease in time deposits of $6.9 million. Total stockholders' equity increased $3.3 million, or 2.2%, when compared to the end of 2016. At March 31, 2017, the ratio of total equity to total assets was 13.51% and the ratio of total tangible equity to total tangible assets was 12.54%.

Total assets at March 31, 2017 increased $35.7 million, or 3.2%, when compared to total assets at March 31, 2016. The increase in total assets was primarily due to significant loan growth of $92.9 million, partially funded by a decrease in investment securities of $28.7 million and cash and cash equivalents of $24.8 million. Total deposits at March 31, 2017 increased $31.8 million, or 3.3%, when compared to total deposits at March 31, 2016, further funding the additional loan growth.

Review of Quarterly Financial Results
Net interest income was $9.9 million for the first quarter of 2017, compared to $10.0 million for the fourth quarter of 2016 and $9.2 million for the first quarter of 2016. Net interest income when compared to the fourth quarter of 2016 was lower by $32 thousand due to two fewer earnings days as well as lower yields on loans. This was partially offset by a higher yield on taxable investment securities and an increase in the federal funds rate resulting in higher yield on deposits with other banks. The Company's net interest margin improved by 8 basis points to 3.71% over the fourth quarter of 2016. The increase in net interest income when compared to the first quarter of 2016 was primarily the result of significant loan growth, with average loans increasing $90.0 million. The Company's net interest margin when compared to the first quarter of 2016 increased 21 basis points from 3.50%, the result of transitioning lower yielding assets to fund loan volume, higher yields on investment securities, and an increase in the federal funds rate, partially offset by a decline in yields on loans. Additionally, average rates paid on deposits declined 8 basis points primarily related to time deposit repricing.

The provision for credit losses was $427 thousand for the three months ended March 31, 2017. The comparable amounts were $418 thousand and $450 thousand for the three months ended December 31, 2016 and March 31, 2016, respectively. The provision for credit losses slightly increased in the first quarter of 2017 over the fourth quarter of 2016, due to an increase in outstanding loans. The lower level of provision for credit losses when comparing the first quarter of 2017 to the first quarter of 2016 was primarily due to decreases in loan charge-offs and nonaccrual loans. Net charge-offs were $226 thousand for the first quarter of 2017, $306 thousand for the fourth quarter of 2016 and $457 thousand for the first quarter of 2016. The ratio of annualized net charge-offs to average loans was 0.10% for the first quarter of 2017, 0.14% for the fourth quarter of 2016 and 0.23% for the first quarter of 2016. The ratio of the allowance for credit losses to period-end loans at March 31, 2017 and December 31, 2016 was 1.00%, lower than the 1.04% at March 31, 2016.

Nonperforming assets excluding accruing troubled debt restructurings (TDRs) were $11.2 million at March 31, 2017, $11.5 million at December 31, 2016 and $15.9 million at March 31, 2016. Nonperforming assets including accruing TDRs at March 31, 2017 were $24.0 million, compared to $24.5 million at December 31, 2016 and $30.6 million at March 31, 2016. The decreases in nonperforming assets and TDRs are the result of the continued work out efforts and charge-offs period over period. At March 31, 2017, the ratio of nonaccrual loans to total assets was 0.75%, compared to 0.77% and 1.05% at December 31, 2016 and March 31, 2016, respectively. In addition, the ratio of accruing TDRs to total assets at March 31, 2017 was 1.10%, improving from 1.12% and 1.30% at December 31, 2016 and March 31, 2016.

Total noninterest income for the first quarter of 2017 increased $753 thousand when compared to the fourth quarter of 2016 and increased $268 thousand when compared to the first quarter of 2016. The increase from the fourth quarter of 2016 was the result of higher insurance agency commissions, mainly from contingency payments which are typically received in the first quarter of each year and are based on the prior year's performance. The increase from the first quarter of 2016 was due to increases in an insurance investment of $152 thousand, increase in retail insurance commissions of $60 thousand, and other bank service charges and fees of $40 thousand.

Total noninterest expense for the first quarter of 2017 increased $427 thousand when compared to the fourth quarter of 2016 and increased $314 thousand when compared to the first quarter of 2016. The increase in noninterest expense compared to the fourth quarter of 2016 was primarily due to higher costs associated with employee benefits of $334 thousand, which included higher insurance premiums for group insurance and federal unemployment insurance which is usually paid in the first two quarters of the year. Salaries and wages increased by $121 thousand in the first quarter due to pay increases implemented during the period. The remaining increases were related to merger and acquisition costs for the branch purchase which is presently scheduled to be completed in the second quarter of 2017 of $226 thousand, partially offset by decreases in write-downs of other real estate owned of $111 thousand, loan servicing costs of $62 thousand, and advertising of $36 thousand.

The increase from the first quarter of 2016 was primarily due to higher legal and professional fees of $275 thousand mainly due to the branch acquisition, and higher employee benefits of $126 thousand, partially offset by lower FDIC insurance premiums of $118 thousand, resulting from the consolidation of the two former bank subsidiaries.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank; one retail insurance producer firm, The Avon-Dixon Agency, LLC ("Avon-Dixon"), with two specialty lines, Elliott Wilson Insurance (Trucking) and Jack Martin Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC ("Mubell"). Shore Bancshares Inc. engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.			Page 4 of 11
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2017	2016	Change
Net interest income	$ 9,933	$ 9,243	7.5%
Provision for credit losses	427	450	(5.1)
Noninterest income	4,809	4,541	5.9
Noninterest expense	9,653	9,339	3.4
Income before income taxes	4,662	3,995	16.7
Income tax expense	1,862	1,535	21.3
Net income	$ 2,800	$ 2,460	13.8

Return on average assets	0.99%	0.88%	11	bp
Return on average equity	7.27	6.64	63
Return on average tangible equity (1)	7.98	7.34	64
Net interest margin	3.71	3.50	21
Efficiency ratio - GAAP	65.21	67.61	(240)
Efficiency ratio - Non-GAAP (1)	64.99	67.37	(238)

PER SHARE DATA
Basic net income per common share	$ 0.22	$ 0.19	15.8%
Diluted net income per common share	0.22	0.19	15.8
Dividends paid per common share	0.05	0.03	66.7
Book value per common share at period end	12.44	11.88	4.7
Tangible book value per common share at period end (1)	11.41	10.84	5.3
Market value at period end	16.71	11.98	27.3
Market range:
High	17.92	12.08	48.3
Low	14.64	11.95	22.5

AVERAGE BALANCE SHEET DATA
Loans	$ 880,791	$ 790,777	11.4%
Investment securities	178,074	214,988	(17.2)
Earning assets	1,092,934	1,065,514	2.6
Assets	1,148,757	1,130,238	1.6
Deposits	982,956	968,991	1.4
Stockholders' equity	156,274	149,032	4.9

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 226	$ 457	(50.5)%

Nonaccrual loans	$ 8,729	$ 11,925	(26.8)
Loans 90 days past due and still accruing	118	35	237.1
Other real estate owned	2,354	3,896	(39.6)
Total nonperforming assets	11,201	15,856	(29.4)
Accruing troubled debt restructurings (TDRs)	12,782	14,753	(13.4)
Total nonperforming assets and accruing TDRs	$ 23,983	$ 30,609	(21.6)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.51%	13.27%	24	bp
Period-end tangible equity to tangible assets (1)	12.54	12.25	29

Annualized net charge-offs to average loans	0.10	0.23	(13)

Allowance for credit losses as a percent of:
Period-end loans	1.00	1.04	(4)
Nonaccrual loans	102.27	69.68	3,259
Nonperforming assets	79.70	52.40	2,730
Accruing TDRs	69.84	56.32	1,352
Nonperforming assets and accruing TDRs	37.22	27.15	1,007

As a percent of total loans:
Nonaccrual loans	0.98	1.49	(51)
Accruing TDRs	1.43	1.85	(42)
Nonaccrual loans and accruing TDRs	2.41	3.34	(93)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.25	1.98	(73)
Nonperforming assets and accruing TDRs	2.68	3.81	(113)

As a percent of total assets:
Nonaccrual loans	0.75	1.05	(30)
Nonperforming assets	0.96	1.40	(44)
Accruing TDRs	1.10	1.30	(20)
Nonperforming assets and accruing TDRs	2.06	2.70	(64)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.					Page 5 of 11
Consolidated Balance Sheets
(In thousands, except per share data)

				March 31, 2017	March 31, 2017
	March 31,	December 31,	March 31,	compared to	compared to
	2017	2016	2016	December 31, 2016	March 31, 2016
ASSETS
Cash and due from banks	$ 14,884	$ 14,596	$ 14,566	2.0%	2.2%
Interest-bearing deposits with other banks	33,967	61,342	58,507	(44.6)	(41.9)
Federal funds sold	-	-	553	-	(100.0)
Cash and cash equivalents	48,851	75,938	73,626	(35.7)	(33.6)

Investment securities available for sale (at fair value)	178,072	163,798	206,735	8.7	(13.9)
Investment securities held to maturity	6,615	6,808	3,996	(2.8)	65.5

Loans	891,864	871,525	798,921	2.3	11.6
Less: allowance for credit losses	(8,927)	(8,726)	(8,309)	2.3	7.4
Loans, net	882,937	862,799	790,612	2.3	11.7

Premises and equipment, net	16,831	16,558	16,813	1.6	0.1
Goodwill	11,931	11,931	11,931	-	-
Other intangible assets, net	1,047	1,079	1,178	(3.0)	(11.1)
Other real estate owned, net	2,354	2,477	3,896	(5.0)	(39.6)
Other assets	18,251	18,883	22,388	(3.3)	(18.5)

Total assets	$ 1,166,889	$ 1,160,271	$ 1,131,175	0.6	3.2

LIABILITIES
Noninterest-bearing deposits	$ 266,611	$ 261,575	$ 229,646	1.9	16.1
Interest-bearing deposits	734,931	735,914	740,087	(0.1)	(0.7)
Total deposits	1,001,542	997,489	969,733	0.4	3.3

Short-term borrowings	2,919	3,203	5,872	(8.9)	(50.3)
Accrued expenses and other liabilities	4,802	5,280	5,461	(9.1)	(12.1)
Total liabilities	1,009,263	1,005,972	981,066	0.3	2.9

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	127	127	126	-	0.8
Additional paid in capital	64,619	64,201	63,929	0.7	1.1
Retained earnings	93,131	90,964	85,178	2.4	9.3
Accumulated other comprehensive (loss) income	(251)	(993)	876	74.7	(128.7)
Total stockholders' equity	157,626	154,299	150,109	2.2	5.0

Total liabilities and stockholders' equity	$ 1,166,889	$ 1,160,271	$ 1,131,175	0.6	3.2

Period-end common shares outstanding	12,673	12,665	12,640	0.1	0.3
Book value per common share	$ 12.44	$ 12.18	$ 11.88	2.1	4.7

Shore Bancshares, Inc.			Page 6 of 11
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2017	2016	% Change
INTEREST INCOME
Interest and fees on loans	$ 9,550	$ 8,961	6.6%
Interest and dividends on investment securities:
Taxable	827	870	(4.9)
Tax-exempt	2	2	-
Interest on federal funds sold	-	3	(100.0)
Interest on deposits with other banks	68	72	(5.6)
Total interest income	10,447	9,908	5.4

INTEREST EXPENSE
Interest on deposits	511	661	(22.7)
Interest on short-term borrowings	3	4	(25.0)
Total interest expense	514	665	(22.7)

NET INTEREST INCOME	9,933	9,243	7.5
Provision for credit losses	427	450	(5.1)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,506	8,793	8.1

NONINTEREST INCOME
Service charges on deposit accounts	834	813	2.6
Trust and investment fee income	361	351	2.8
Insurance agency commissions	2,819	2,759	2.2
Other noninterest income	795	618	28.6
Total noninterest income	4,809	4,541	5.9

NONINTEREST EXPENSE
Salaries and wages	4,502	4,477	0.6
Employee benefits	1,240	1,114	11.3
Occupancy expense	625	613	2.0
Furniture and equipment expense	233	235	(0.9)
Data processing	872	809	7.8
Directors' fees	80	104	(23.1)
Amortization of intangible assets	33	33	-
FDIC insurance premium expense	164	282	(41.8)
Write-downs of other real estate owned	56	7	700.0
Legal and professional fees	660	385	71.4
Other noninterest expenses	1,188	1,280	(7.2)
Total noninterest expense	9,653	9,339	3.4

Income before income taxes	4,662	3,995	16.7
Income tax expense	1,862	1,535	21.3

NET INCOME	$ 2,800	$ 2,460	13.8

Weighted average shares outstanding - basic	12,670	12,635	0.3
Weighted average shares outstanding - diluted	12,707	12,649	0.5

Basic net income per common share	$ 0.22	$ 0.19	15.8
Diluted net income per common share	0.22	0.19	15.8
Dividends paid per common share	0.05	0.03	66.7

Shore Bancshares, Inc.				Page 7 of 11
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2017		2016
	Average	Yield/	Average	Yield/
	balance	rate	balance	rate
Earning assets
Loans	$ 880,791	4.43%	$ 790,777	4.57%
Investment securities
Taxable	177,864	1.86	214,778	1.62
Tax-exempt	210	5.38	210	5.30
Federal funds sold	-	-	3,640	0.33
Interest-bearing deposits	34,069	0.80	56,109	0.51
Total earning assets	1,092,934	3.90%	1,065,514	3.75%
Cash and due from banks	13,907		16,205
Other assets	50,763		57,037
Allowance for credit losses	(8,847)		(8,518)
Total assets	$ 1,148,757		$ 1,130,238

Interest-bearing liabilities
Demand deposits	$ 195,005	0.14%	$ 193,087	0.12%
Money market and savings deposits	276,175	0.13	258,715	0.13
Certificates of deposit $100,000 or more	118,970	0.54	132,412	0.71
Other time deposits	137,832	0.58	153,774	0.74
Interest-bearing deposits	727,982	0.28	737,988	0.36
Short-term borrowings	4,150	0.27	6,242	0.24
Total interest-bearing liabilities	732,132	0.28%	744,230	0.36%
Noninterest-bearing deposits	254,974		231,003
Accrued expenses and other liabilities	5,377		5,973
Stockholders' equity	156,274		149,032
Total liabilities and stockholders' equity	$ 1,148,757		$ 1,130,238

Net interest spread		3.62%		3.39%
Net interest margin		3.71%		3.50%

Shore Bancshares, Inc.								Page 8 of 11
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	1st quarter	4th quarter	3rd quarter	2nd quarter	1st quarter	1Q 17		1Q 17
	2017	2016	2016	2016	2016	compared to		compared to
	(1Q 17)	(4Q 16)	(3Q 16)	(2Q 16)	(1Q 16)	4Q 16		1Q 16
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 9,994	$ 10,029	$ 9,730	$ 9,415	$ 9,273	(0.3)%		7.8%
Less: Taxable-equivalent adjustment	61	64	72	32	30	(4.7)		103.3
Net interest income	9,933	9,965	9,658	9,383	9,243	(0.3)		7.5
Provision for credit losses	427	418	605	375	450	2.2		(5.1)
Noninterest income	4,809	4,056	4,007	4,041	4,541	18.6		5.9
Noninterest expense	9,653	9,226	9,217	9,365	9,339	4.6		3.4
Income before income taxes	4,662	4,377	3,843	3,684	3,995	6.5		16.7
Income tax expense	1,862	1,882	1,432	1,412	1,535	(1.1)		21.3
Net income	$ 2,800	$ 2,495	$ 2,411	$ 2,272	$ 2,460	12.2		13.8

Return on average assets	0.99%	0.86%	0.83%	0.81%	0.88%	13	bp	11	bp
Return on average equity	7.27	6.39	6.23	6.04	6.64	88		63
Return on average tangible equity (1)	7.98	7.03	6.86	6.67	7.34	95		64
Net interest margin	3.71	3.63	3.54	3.57	3.50	8		21
Efficiency ratio - GAAP	65.21	65.50	67.10	69.60	67.61	(29)		(240)
Efficiency ratio - Non-GAAP (1)	64.99	65.28	67.00	69.35	67.37	(29)		(238)

PER SHARE DATA
Basic net income per common share	$ 0.22	$ 0.20	$ 0.19	$ 0.18	$ 0.19	10.0%		15.8%
Diluted net income per common share	0.22	0.20	0.19	0.18	0.19	10.0		15.8
Dividends paid per common share	0.05	0.05	0.03	0.03	0.03	-		100.0
Book value per common share at period end	12.44	12.18	12.23	12.04	11.88	2.1		4.7
Tangible book value per common share at period end (1)	11.41	11.16	11.20	11.00	10.84	2.2		5.3
Market value at period end	16.71	15.25	11.78	11.75	11.98	-		27.3
Market range:
High	17.92	16.90	11.95	12.50	12.08	6.0		48.3
Low	14.64	11.49	11.32	10.23	11.95	27.4		22.5

AVERAGE BALANCE SHEET DATA
Loans	$ 880,791	$ 866,360	$ 836,955	$ 807,231	$ 790,777	1.7%		11.4%
Investment securities	178,074	175,417	190,475	204,357	214,988	1.5		(17.2)
Earning assets	1,092,934	1,100,197	1,092,105	1,061,645	1,065,514	(0.7)		2.6
Assets	1,148,757	1,159,131	1,152,309	1,122,568	1,130,238	(0.9)		1.6
Deposits	982,956	993,918	984,940	959,397	968,991	(1.1)		1.4
Stockholders' equity	156,274	155,367	153,985	151,270	149,032	0.6		4.9

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 226	$ 306	$ 349	$ 326	$ 457	(26.1)%		(50.5)%

Nonaccrual loans	$ 8,729	$ 8,972	$ 11,490	$ 13,531	$ 11,925	(2.7)		(26.8)
Loans 90 days past due and still accruing	118	20	64	6	35	490.0		237.1
Other real estate owned	2,354	2,477	2,197	1,897	3,896	(5.0)		(39.6)
Total nonperforming assets	$ 11,201	$ 11,469	$ 13,751	$ 15,434	$ 15,856	(2.3)		(29.4)

Accruing troubled debt restructurings (TDRs)	$ 12,782	$ 13,001	$ 13,273	$ 13,338	$ 14,753	(1.7)		(13.4)

Total nonperforming assets and accruing TDRs	$ 23,983	$ 24,470	$ 27,024	$ 28,772	$ 30,609	(2.0)		(21.6)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.51%	13.30%	13.37%	13.53%	13.27%	21	bp	24	bp
Period-end tangible equity to tangible assets (1)	12.54	12.32	12.39	12.52	12.25	22		29

Annualized net charge-offs to average loans	0.10	0.14	0.17	0.16	0.23	(4)		(13)

Allowance for credit losses as a percent of:
Period-end loans	1.00	1.00	1.00	1.02	1.04	-		(4)
Nonaccrual loans	102.27	97.26	74.97	61.77	69.68	501		3,259
Nonperforming assets	79.70	76.08	62.64	54.15	52.40	362		2,730
Accruing TDRs	69.84	67.12	64.90	62.66	56.32	272		1,352
Nonperforming assets and accruing TDRs	37.22	35.66	31.88	29.05	27.15	156		1,007

As a percent of total loans:
Nonaccrual loans	0.98	1.03	1.34	1.65	1.49	(5)		(51)
Accruing TDRs	1.43	1.49	1.54	1.62	1.85	(6)		(42)
Nonaccrual loans and accruing TDRs	2.41	2.52	2.88	3.27	3.34	(11)		(93)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.25	1.31	1.59	1.88	1.98	(6)		(73)
Nonperforming assets and accruing TDRs	2.68	2.80	3.13	3.50	3.81	(12)		(113)

As a percent of total assets:
Nonaccrual loans	0.75	0.77	0.99	1.20	1.05	(2)		(30)
Nonperforming assets	0.96	0.99	1.19	1.37	1.40	(3)		(44)
Accruing TDRs	1.10	1.12	1.15	1.18	1.30	(2)		(20)
Nonperforming assets and accruing TDRs	2.06	2.11	2.34	2.55	2.70	(5)		(64)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.							Page 9 of 11
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						1Q 17	1Q 17
						compared to	compared to
	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
INTEREST INCOME
Interest and fees on loans	$ 9,550	$ 9,679	$ 9,398	$ 9,117	$ 8,961	(1.3)%	6.6%
Interest and dividends on investment securities:
Taxable	827	747	754	824	870	10.7	(4.9)
Tax-exempt	2	1	2	2	2	100.0	-
Interest on federal funds sold	-	-	1	2	3	-	(100.0)
Interest on deposits with other banks	68	78	81	58	72	(12.8)	(5.6)
Total interest income	10,447	10,505	10,236	10,003	9,908	(0.6)	5.4

INTEREST EXPENSE
Interest on deposits	511	537	574	617	661	(4.8)	(22.7)
Interest on short-term borrowings	3	3	4	3	4	-	(25.0)
Total interest expense	514	540	578	620	665	(4.8)	(22.7)

NET INTEREST INCOME	9,933	9,965	9,658	9,383	9,243	(0.3)	7.5
Provision for credit losses	427	418	605	375	450	2.2	(5.1)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,506	9,547	9,053	9,008	8,793	(0.4)	8.1

NONINTEREST INCOME
Service charges on deposit accounts	834	883	899	870	813	(5.5)	2.6
Trust and investment fee income	361	369	358	364	351	(2.2)	2.8
Investment securities gains	-	-	30	-	-	-	-
Insurance agency commissions	2,819	1,797	2,054	1,941	2,759	56.9	2.2
Other noninterest income	795	1,007	666	866	618	(21.1)	28.6
Total noninterest income	4,809	4,056	4,007	4,041	4,541	18.6	5.9

NONINTEREST EXPENSE
Salaries and wages	4,502	4,381	4,346	4,422	4,477	2.8	0.6
Employee benefits	1,240	906	1,009	964	1,114	36.9	11.3
Occupancy expense	625	613	643	583	613	2.0	2.0
Furniture and equipment expense	233	235	245	248	235	(0.9)	(0.9)
Data processing	872	857	976	854	809	1.8	7.8
Directors' fees	80	156	120	131	104	(48.7)	(23.1)
Amortization of intangible assets	33	32	33	33	33	3.1	-
FDIC insurance premium expense	164	42	104	268	282	290.5	(41.8)
Write-downs of other real estate owned	56	167	2	66	7	(66.5)	700.0
Legal and professional fees	660	441	440	609	385	49.7	71.4
Other noninterest expenses	1,188	1,396	1,299	1,187	1,280	(14.9)	(7.2)
Total noninterest expense	9,653	9,226	9,217	9,365	9,339	4.6	3.4

Income before income taxes	4,662	4,377	3,843	3,684	3,995	6.5	16.7
Income tax expense	1,862	1,882	1,432	1,412	1,535	(1.1)	21.3

NET INCOME	$ 2,800	$ 2,495	$ 2,411	$ 2,272	$ 2,460	12.2	13.8

Weighted average shares outstanding - basic	12,670	12,665	12,661	12,648	12,635	0.0	0.3
Weighted average shares outstanding - diluted	12,707	12,686	12,676	12,665	12,649	0.2	0.5

Basic net income per common share	$ 0.22	$ 0.20	$ 0.19	$ 0.18	$ 0.19	10.0	15.8
Diluted net income per common share	0.22	0.20	0.19	0.18	0.19	10.0	15.8
Dividends paid per common share	0.05	0.05	0.03	0.03	0.03	-	66.7

Shore Bancshares, Inc.												Page 10 of 11
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											1Q 17	1Q 17
											compared to	compared to
	1Q 17		4Q 16		3Q 16		2Q 16		1Q 16		4Q 16	1Q 16
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 880,791	4.43%	$ 866,360	4.47%	$ 836,955	4.50%	$ 807,231	4.56%	$ 790,777	4.57%	1.7%	11.4%
Investment securities
Taxable	177,864	1.86	175,207	1.70	190,265	1.59	204,147	1.61	214,778	1.62	1.5	(17.2)
Tax-exempt	210	5.38	210	5.30	210	5.30	210	5.30	210	5.30	-	-
Federal funds sold	-	-	27	0.38	511	0.37	2,910	0.34	3,640	0.33	(100.0)	(100.0)
Interest-bearing deposits	34,069	0.80	58,393	0.54	64,164	0.50	47,147	0.50	56,109	0.51	(41.7)	(39.3)
Total earning assets	1,092,934	3.90%	1,100,197	3.82%	1,092,105	3.75%	1,061,645	3.80%	1,065,514	3.75%	(0.7)	2.6
Cash and due from banks	13,907		16,707		15,678		14,776		16,205		(16.8)	(14.2)
Other assets	50,763		51,065		52,836		54,699		57,037		(0.6)	(11.0)
Allowance for credit losses	(8,847)		(8,838)		(8,310)		(8,552)		(8,518)		0.1	3.9
Total assets	$ 1,148,757		$ 1,159,131		$ 1,152,309		$ 1,122,568		$ 1,130,238		(0.9)	1.6

Interest-bearing liabilities
Demand deposits	$ 195,005	0.14%	$ 197,810	0.12%	$ 199,116	0.12%	$ 186,137	0.12%	$ 193,087	0.12%	(1.4)	1.0
Money market and savings deposits	276,175	0.13	272,786	0.13	268,183	0.13	261,495	0.13	258,715	0.13	1.2	6.7
Certificates of deposit $100,000 or more	118,970	0.54	122,725	0.56	125,265	0.61	129,544	0.69	132,412	0.71	(3.1)	(10.2)
Other time deposits	137,832	0.58	141,641	0.60	147,780	0.64	151,577	0.68	153,774	0.74	(2.7)	(10.4)
Interest-bearing deposits	727,982	0.28	734,962	0.29	740,344	0.31	728,753	0.34	737,988	0.36	(0.9)	(1.4)
Short-term borrowings	4,150	0.27	3,908	0.25	7,075	0.25	5,792	0.24	6,242	0.24	6.2	(33.5)
Total interest-bearing liabilities	732,132	0.28%	738,870	0.29%	747,419	0.31%	734,545	0.34%	744,230	0.36%	(0.9)	(1.6)
Noninterest-bearing deposits	254,974		258,956		244,596		230,644		231,003		(1.5)	10.4
Accrued expenses and other liabilities	5,377		5,938		6,309		6,109		5,973		(9.4)	(10.0)
Stockholders' equity	156,274		155,367		153,985		151,270		149,032		0.6	4.9
Total liabilities and stockholders' equity	$ 1,148,757		$ 1,159,131		$ 1,152,309		$ 1,122,568		$ 1,130,238		(0.9)	1.6

Net interest spread		3.62%		3.53%		3.44%		3.46%		3.39%
Net interest margin		3.71%		3.63%		3.54%		3.57%		3.50%

Shore Bancshares, Inc.					Page 11 of 11
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 2,800	$ 2,495	$ 2,411	$ 2,272	$ 2,460
Net income - annualized (A)	$ 11,356	$ 9,926	$ 9,592	$ 9,138	$ 9,894

Net income, excluding net amortization of intangible assets	$ 2,820	$ 2,514	$ 2,431	$ 2,292	$ 2,480

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 11,437	$ 10,001	$ 9,671	$ 9,218	$ 9,975

Average stockholders' equity (C)	$ 156,274	$ 155,367	$ 153,985	$ 151,270	$ 149,032
Less: Average goodwill and other intangible assets	(12,997)	(13,030)	(13,063)	(13,096)	(13,129)
Average tangible equity (D)	$ 143,277	$ 142,337	$ 140,922	$ 138,174	$ 135,903

Return on average equity (GAAP) (A)/(C)	7.27%	6.39%	6.23%	6.04%	6.64%
Return on average tangible equity (Non-GAAP) (B)/(D)	7.98%	7.03%	6.86%	6.67%	7.34%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 9,653	$ 9,226	$ 9,217	$ 9,365	$ 9,339
Less: Amortization of intangible assets	(33)	(32)	(33)	(33)	(33)
Adjusted noninterest expense (F)	$ 9,620	$ 9,194	$ 9,184	$ 9,332	$ 9,306

Taxable-equivalent net interest income (G)	$ 9,994	$ 10,029	$ 9,730	$ 9,415	$ 9,273
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$ 9,994	$ 10,029	$ 9,730	$ 9,415	$ 9,273

Noninterest income (I)	$ 4,809	$ 4,056	$ 4,007	$ 4,041	$ 4,541
Adjusted noninterest income (J)	$ 4,809	$ 4,056	$ 4,007	$ 4,041	$ 4,541

Efficiency ratio (GAAP) (E)/(G)+(I)	65.21%	65.50%	67.10%	69.60%	67.61%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	64.99%	65.28%	67.00%	69.35%	67.37%

Stockholders' equity (K)	$ 157,626	$ 154,299	$ 154,835	$ 152,321	$ 150,109
Less: Goodwill and other intangible assets	(12,978)	(13,010)	(13,043)	(13,076)	(13,109)
Tangible equity (L)	$ 144,648	$ 141,289	$ 141,792	$ 139,245	$ 137,000

Shares outstanding (M)	12,673	12,665	12,663	12,655	12,640

Book value per common share (GAAP) (K)/(M)	$ 12.44	$ 12.18	$ 12.23	$ 12.04	$ 11.88
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 11.41	$ 11.16	$ 11.20	$ 11.00	$ 10.84

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 157,626	$ 154,299	$ 154,835	$ 152,321	$ 150,109
Less: Goodwill and other intangible assets	(12,978)	(13,010)	(13,043)	(13,076)	(13,109)
Tangible equity (O)	$ 144,648	$ 141,289	$ 141,792	$ 139,245	$ 137,000

Assets (P)	$ 1,166,889	$ 1,160,271	$ 1,157,866	$ 1,125,690	$ 1,131,175
Less: Goodwill and other intangible assets	(12,978)	(13,010)	(13,043)	(13,076)	(13,109)
Tangible assets (Q)	$ 1,153,911	$ 1,147,261	$ 1,144,823	$ 1,112,614	$ 1,118,066

Period-end equity/assets (GAAP) (N)/(P)	13.51%	13.30%	13.37%	13.53%	13.27%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	12.54%	12.32%	12.39%	12.52%	12.25%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: For further information contact: Edward Allen, Senior Vice President and Chief Financial Officer, 410-763-7800; 28969 Information Lane, Easton, Maryland 21601, Phone 410-763-7800